SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) November 30, 2004


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)


          Oklahoma                   001-12396              73-0970298
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)


                         Enterprise Plaza
                        5600 N. May Avenue
                            Suite 320
                      Oklahoma City, Oklahoma               73112
               (Address of principal executive offices)   (Zip Code)

                                 (405) 842-2333
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 7.01  Regulation FD Disclosure.

     On November 30, 2004, the Company issued a press release announcing the termination of a previously disclosed services agreement. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.          Description
-----------          -----------

99            Press release dated November 30, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE BEARD COMPANY

                                         HERB MEE, JR.
                                         -------------------------------
                                         Herb Mee, Jr., President

November 30, 2004

                               INDEX TO EXHIBITS

Exhibit
  No.      Description                      Method of Filing
  ---      -----------                      ----------------

 99    Press Release dated             Filed herewith electronically
       November 30, 2004